Concentration of Sales and Credit Risk	12 Months Ended
Jun. 27, 2015
Risks and Uncertainties [Abstract]
Concentration of Sales and Credit Risk

5.    Concentration of Sales and Credit Risk

The Company had no customers that comprised more than 10% of consolidated net sales for fiscal 2015, fiscal 2014, and fiscal 2013. At June 27, 2015, one of the Company’s customers accounted for a significant portion of the Company’s consolidated accounts receivable. At June 27, 2015, outstanding receivables from this customer represented approximately 10.8% of consolidated gross trade accounts receivable of $842.7 million. The maximum amount of loss because of credit risk that the Company would incur if this customer failed completely to perform according to the terms of the contracts for the amount due as of June 27, 2015 would be $90.9 million. The Company had no customers that comprised more than 10% of consolidated accounts receivable at June 28, 2014 and June 29, 2013. The Company maintains an allowance for doubtful accounts for which details are disclosed in the accounts receivable portion of Note 2, Summary of Significant Accounting Policies and Estimates—Accounts Receivable.

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of trade accounts receivable. The Company’s customer base includes a large number of individual restaurants, national and regional chain restaurants, and franchises and other institutional customers. The credit risk associated with accounts receivable is minimized by the Company’s large customer base and ongoing monitoring of customer creditworthiness.